United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  February 14, 2002

                       Commission File Number : 000-28881

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

Nevada                                                                76-0528600
(Jurisdiction  of  Incorporation)                                      (I.R.S.
                                                  Employer  Identification  No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     We have engaged a new Independent Auditor, prospectively, to review and comment on our next Annual Report, and to assist management in preparing other current reports. There has been no dispute of any kind or sort with any auditor on any subject.

     The new principal independent accounting firm is Chisholm & Associates, Inc., replacing our initial principal auditor, HJ & Associates, LLC. The decision to change accountants was recommended and approved by our Board of Directors. The firm of Chisholm & Associates, Inc. was engaged by the Board of Directors as the new certifying accountants on February 12, 2002.

     The former auditing firm, HJ & Associates, LLC neither resigned nor declined to stand for election. The former auditor's reports on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor were modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and later interim periods through the termination of the client-auditor relationship, there were no disagreements of the type described under Item 304(a)(1)(iv)(A) of Regulation S-B.

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     A  letter  addressed  to  the  Securities and Exchanges Commission from the former auditor stating his agreement with the disclosures made in this filing is filed as an exhibit 16.1 hereto.


                                    EXHIBITS

 The following exhibit is furnished in accordance with the provisions of Item 601 and Regulation S-B.

    Exhibit  No.       Description

    16.1 Letter on change in certifying accountant from HJ & Associates, LLC (Filed herewith.)



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

February  14,  2002


                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.

                                       by


                              /s/J. Dan Sifford
                                 J. Dan Sifford
                               President/Director

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--------------------------------------------------------------------------------
                                  EXHIBIT 16.1

                    LETTER ON CHANGE IN CERTIFYING ACCOUNTANT
                            FROM HJ & ASSOCIATES, LLC
--------------------------------------------------------------------------------

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                      [LETTERHEAD OF HJ & ASSOCIATES, LLC]



Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549


Gentlemen:

We have read Item 4 included in the Form 8-K, dated February 14, 2002, of Oasis Entertainment's Fourth Movie Project, Inc. (Commission File Number 000-28881) filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We are not in a position to agree or disagree with the disclosures regarding Chisholm & Associates, PC.


/s/HJ  &  ASSOCIATES,  LLC

HJ  &  ASSOCIATES,  LLC
Salt  Lake  City,  Utah
February  15,  2002

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